LEASE AGREEMENT


     THIS AGREEMENT of lease, made and entered into this 26th day of July, 1993, by and between E. GUS NOYD and LAURA JEAN NOYD, husband and wife, hereinafter referred to as "Lessor" and TELEVAR NORTHWEST, INC., a Washington Corporation, hereinafter referred to as "Lessee",

                           W I T N E S S E T H:

     1. DESCRIPTION: Lessor, for and in consideration of the rentals hereinafter provided, and the covenants and agreements hereinafter contained, hereby demise, let and lease unto the Lessee that property commonly known as 238 and 240 North Mission Street, Wenatchee, Chelan County, Washington, the legal description of which is an follows:

          Legal description attached as Exhibit "A".

     2. TERM OF LEASE: The term of this Lease shall be for seven (7) years commencing the 1st day of August, 1993, and terminating on the 31st day of July, 2000.

     3. RENTAL AMOUNT.

          A. The Lessee shall pay to the Lessor monthly rent as set forth herein. All rent shall be payable on the first day of each and every month during the term of this Lease commencing August 1, 1993. On August 1 of each year the monthly rent shall be adjusted in accordance with the following schedule:

Year 1         $2,600.00 per month.
Year 2         $2,975.00 per month.


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SEA1-114135.1   27211-0001

Year 3         $3,350.00 per month.
Year 4         $3,725.00 per month.
Year 5         $4,100.00 per month.
Year 6         $4,475.00 per month.
Year 7         $4,850.00 per month.

          B. All rental payments shall be made to the Lessor at the following address: NOYD PROPERTIES, P.O. Box 1509, Wenatchee, Washington 98807-1509, or the Lessee may make rental payments to the Lessor by personally delivering said rental payments to the Lessor at 203 Orondo Street, Wenatchee, Washington 98801. In the event that said monthly payments are delivered to Lessor later than 5:00 p.m. on the 5th day of any month during the term of this Lease, there shall be a late charge in the amount of FIVE PERCENT (5%) of the monthly rental due for each month that the rent is delinquent.

     4. USE: Lessee may use and occupy the premises for office, sales, service, and display of products being sold by Lessee. Use of premises shall not change without prior written consent of the Lessor. No unlawful use of the premises shall be allowed. Lessee agrees to maintain the premises in a neat and orderly condition throughout the term of the Lease.

     5. ALTERATIONS AND MODIFICATIONS: Lessee accepts the premises in the condition now existing and shall not make any material alterations, additions or modifications to the premises unless the same are approved by the Lessor in advance. All alterations, additions or modifications of the premises shall be at Lessee's expense. All such alterations, additions or modifications shall remain as part of the premises upon termination of the Lease. During the term of this Lease the Lessee shall do all painting and redecorating of the interior of the building at its own expense. Lessee shall keep the demised premises and the property on which the demised premises is situated free from any liens arising out of the occupancy by Lessee, or any work or improvements made therein at Lessee's expense and which have been consented to by Lessor.

     6. MAINTENANCE AND REPAIRS:

          A. Lessor. In maintenance and repair of the premises, the Lessor's responsibility shall be limited to maintaining the roof, foundation and structural walls.

          B. Lessee. Lessee shall maintain the interior of the premises in a good state of repair including light fixtures, painting and replacement of glass as may be needed. Lessee shall be responsible for all maintenance and repairs not expressly assumed by the Lessor. Lessee shall maintain the exterior of the premises including the landscaping.

          C. Lessor shall not be liable for any damage done or occasioned by plumbing, electrical wiring, fixtures, gas, water, steam or other pipes or sewage, or by water, snow or ice being upon or coming through the roof, doors, or other parts of the premises.

     7. UTILITIES.

          A. Lessee. The Lessee shall be responsible for all utilities and services, including Whitman Way Assn. dues and/or operating assessments not expressly assumed by the Lessor under this Lease. Lessee shall hold the Lessor harmless from any liability relating to utilities and services which are the responsibility of the Lessee.

          B. Lessor. Lessor shall not be responsible for providing any utilities or services to the premises subject to this Lease.

     8. COMPLIANCE WITH LAWS AND COVENANTS.

          A. Lessee shall keep the premises in a clean, sanitary condition and shall comply with all lawful rules and regulations, ordinances and statutes applicable to the maintenance of the premises imposed by any governmental authority. Lessee shall not use any portion of the premises for any illegal purpose.

          B. Lessee acknowledges that the premises are subject to mutual covenants, restrictions, conditions and reciprocal easements of the Whitman Way Professional Center which are of record under Chelan County Auditor's No. 8502140037. Lessee agrees to abide by the obligations and restrictions set forth in the aforementioned document. Lessee assumes all obligations to the premises as set forth in the aforementioned document which is attached hereto as Exhibit "B".

     9. INSURANCE:

          A. Lessor. Lessor shall keep the building insured against loss by special perils property insurance to the extent of the reasonable insurable value thereof.

          B. Lessee. Lessee agrees to provide single limit liability insurance with minimum limits of $500,000.00 against loss by reason of accident causing damage to persons and/or property while on said premises during the term of this Lease. Lessee agrees to provide Lessor with annual written conformation that the premises are insured. Lessor shall be named as an additional insured under any such policy. Lessee shall hold the Lessor harmless from all damage to personal property arising out of the use of the premises by the Lessee. Lessee shall be responsible for providing insurance coverage for the contents of the premises.

     10. TAXES:

          A. Lessor. Lessor shall pay the annual real estate taxes assessed or levied against the premises to the extent of the dollar amount assessed and levied for 1993 base year.

          B. Lessee. Lessee shall pay all taxes levied for personal property located on the premises and shall pay 50% of that portion of the real property taxes assessed and levied against the premises which exceeds the amount levied for the 1993 base year.

     11. DAMAGE BY FIRE - DESTRUCTION:

          A. In the event of a partial destruction of the premises by fire or other casualty, the Lessor may elect to terminate this Lease or rebuild and repair said premises. In the event Lessor elects to repair and rebuild, the rent shall proportionately abate during the time between such partial destruction and repair or rebuilding. The election to repair or rebuild must be made within sixty (60) days after the event giving rise thereto and pursued with due diligence and dispatch.

          B. In the event the premises shall be destroyed to the extent of 50% or more of the value thereof, the Lessor may elect to rebuild or not to rebuild and shall notify Lessee of its intention within thirty (30) days after such destruction. In case Lessor elects to not rebuild, this Lease shall terminate without any liability to Lessor by Lessee because of such election.

     12. SUBLEASING: Lessee may sublet portions of the premises on terms not inconsistent with this Lease. Lessee shall not assign this Lease without the written consent of the Lessor which shall not be unreasonably withheld. Any such assignment or subletting shall not relieve the Lessee of its obligations under the terms of this Lease. Lessee shall not mortgage, pledge or in any way encumber this Lease or any part thereof without the prior written consent of the Lessor.

     13. SIGNS: The installation of all signs or symbols posted, displayed or erected on the exterior or interior of the premises by Lessee shall be installed in keeping with the requirements of the City of Wenatchee and covenants in Exhibit B.

     14. PEACEABLE ENJOYMENT - RIGHT OF ENTRY.

          A. Upon the commencement of the Lease term, the Lessee shall be entitled to peaceable enjoyment of the premises free from interference by the Lessor.

          B. The Lessor, its agents and employees, shall have the right on prior notice and at reasonable times to enter said premises for the purpose of inspecting the same or for any other purpose required in connection with the Lease or the Lessor's ownership of the premises.

     15. DEFAULT AND REENTRY:

          A. Time is of the essence of this Lease. If any rents reserved above, or any part thereof, shall be and remain unpaid when the sum shall become due, or if Lessee shall violate or default in any of the covenants and agreements herein contained, the Lessor may cancel this Lease by giving the notice required by law, and reenter the premises. Notwithstanding such reentry by the Lessor, the liability of the Lessee for the rent provided for herein shall not be extinguished for the balance of the term of this Lease. Lessee covenants and agrees to make good to the Lessor any deficiency arising from the reentry and the reletting of the premises at a lesser rental than herein agreed to. Lessee shall pay such deficiency each month as the amount thereof is ascertained by Lessor.

          B. In the event Lessee shall become either insolvent or bankrupt, or if a receiver is appointed, then the Lessor may cancel this Lease at its option after giving thirty (30) days written notice.

     16. RISK OF LOSS: Risk of all loss, injury and damage to personal property located upon or about said premises, however caused, is hereby assumed by the Lessee notwithstanding any other provision herein to the contrary.

     17. MUTUAL RELEASE: The Lessor and the Lessee and all parties claiming under them hereby mutually release and discharge each other from all claims and liabilities arising from or caused by any hazard covered by insurance on the leased premises, or covered by insurance in connection with the property on or activities conducted on the leased property, regardless of the cause of the damage or loss.

     18. LESSOR EXONERATION: The Lessor shall not be liable for injury or damage to person or property occurring within the lease property, unless caused by or resulting from the negligence of the Lessor, or any of Lessor's agents or employees in operation or maintenance of the leased premises.

     19. CONDEMNATION: If the whole of the leased premises or such portion thereof as will make the leased premises unsuitable for the purpose herein leased is taken by eminent domain, this Lease shall expire on the date when the leased premises shall be so taken and the rent shall be apportioned as of that date. Neither the Lessor nor the Lessee shall have any rights in or to any award made to the other by the condemning authority.

     20. ATTORNEYS FEES AND COSTS: In the event suit shall be brought for any unlawful detainer of said premises, for the recovery of any rent or other sums due under the provisions of this Lease or because of the breach of any other covenant herein contained, the prevailing party shall be entitled to payment by the other party of its costs incurred in such proceeding, including a reasonable attorneys fee.

     21. NON-WAIVER OF BREACH: The failure of the Lessor to insist upon strict performance of any of the covenants or agreements of this Lease, or to exercise any options herein conferred in any one or more instances, shall not be construed as a waiver or relinquishment of any such covenant or right or any other covenant or agreement, but the same shall be and remain in full force and effect.

     22. LESSOR'S RIGHT TO CURE LESSEE'S OBLIGATION: In the event that the Lessee fails to insure as herein required or fails to make any payment which Lessee is obligated to make under the terms of this Lease, the Lessor may undertake and fulfill the Lessee's obligation and any sums paid by the Lessor shall be immediately due and payable by the Lessee to the Lessor, including any costs and attorney's fees incurred because of the Lessee's failure to comply with the terms of the Lease.

     23. SURRENDER: At the expiration of this Lease term, the Lessee shall surrender the leased premises in as good a condition as it was in at the beginning of this term, reasonable use and wear and damages by the elements excepted.

     24. BINDING EFFECT: This Lease Agreement shall be binding not only on the parties hereto, but their successors, assigns and personal representatives.

     25. LAW GOVERNING: The terms of this Lease shall be governed in accordance with the laws of the State of Washington. Venue for any action arising from this Lease shall be as between the Lessor and the Lessee shall lie in Chelan County.

     26. ENTIRE AGREEMENT: This Lease contains the entirety of the agreement between the Lessor and the Lessee and shall not otherwise be modified unless such modifications are in writing and signed by all parties hereto.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day and year first above written.

                                        LESSOR:


                                        /s/
                                        --------------------------------------
                                        E. GUS NOYD


                                        /s/
                                        --------------------------------------
                                        LAURA JEAN NOYD


                                        LESSEE:

                                        TELEVAR NORTHWEST, INC. INC.


                                        By:  /s/
                                           -----------------------------------
                                        By:    Its Chief Executive Officer


STATE OF WASHINGTON      )
                         ) ss.
County of Chelan         )

     I certify that I know or have satisfactory evidence that E. GUS NOYD and LAURA JEAN NOYD, husband and wife, signed this instrument and acknowledged it to be their free and voluntary act and deed for the uses and purposes mentioned in the instrument.

     DATED this 10th day of July, 1993.

                                        /s/
                                        ---------------------------------------
                                        Notary Public in and for the
                                        State of Washington, residing
                                        at        Wenatchee
                                        Commission Expires     7-20-95




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
                                EXHIBIT "A"


That portion of Lot 1, Block 23, Suburban Home Addition to Wenatchee, Chelan County, Washington, according to the plat thereof recorded in Volume 1 of Plats, Page 22, described as follows:

Beginning at a point on the North line of said lot which is 30 feet Westerly from the Northeast corner thereof; thence run Southwesterly on the Northerly line of said Lot for 128.75 feet; thence turn left 90degrees and run 45 feet; thence turn left and run Northeasterly parallel with the Northerly line of said lot for 128.75 feet to the Westerly line of Mission Street; thence turn left 90 degrees and run Northwesterly 45 feet along said Westerly line of Mission Street to the Point of Beginning. and


     Lots 4 and 5, Keefer's Addition to Wenatchee, Chelan County,
     Washington, according to the Plat thereof as recorded in Volume 1 of Plats, Page 56.

                                EXHIBIT "A"

The westerly 64.25' of Lots 8, 9 and 10, Plat of Keefer's Addition, Chelan County, Washington, according to the Plat thereof recorded in Volume 1 of Plats, page 56, records of said County, and the easterly 13 feet of Chelan Avenue as shown on the Plat of Keefer's Addition to Wenatchee, Chelan County, Washington, according to the Plat thereof, being a strip of land ____ feet lying westerly of and adjacent to Lots 8, 9 and 10, Block 1, in said Addition, EXCEPTING the northerly 20 feet of said strip, a portion adjacent to said Lot 10. Except the north 20 feet of said Lot 10 for Street right of way.

The easterly 70' of Lots 8, 9 and 10, Plat of Keefer's Addition, Chelan County, Washington, according to the Plat thereof recorded in Volume 1 of Plats, page 56, records of said County, EXCEPT the north 20 feet of said Lot 10 for Street right of way.

Lots 4 and 5, Plat of Keefer's Addition, Chelan County, Washington, according to the Plat thereof recorded in Volume 1 of Plats, page 56, records of said County, also that part of Lot 1, Block 23, Suburban Home Addition to Wenatchee, Chelan County, Washington, according to the recorded plat thereof, described as follows: Beginning at a point on the north line of said lot which is 30 feet westerly from the northeast corner thereof; thence run southwesterly on the northerly line of said lot for 128.75 feet; thence turn left 90 degrees and run 45 feet; thence turn left and run northeasterly parallel with the northerly line of said lot for 128.75 feet to the westerly line of Mission Street; thence turn left 90 degrees and run northwesterly 45 feet along said westerly line of Mission Street to the point of beginning.

Lots 6 and 7 TOGETHER WITH the Easterly 13 feet of Chelan Street adjoining said Lots 6 and 7, Keefers Addition to Wenatchee, according to the plat thereof recorded in Volume 1 of Plats, page 56.

SUBJECT TO any and all liens and encumbrances of record, or otherwise.

That portion of Lot 1, Block 23, Suburban Home Addition to Wenatchee, Chelan County, Washington, described as follows:

Beginning at the southwest corner of said Lot 1 and thence running easterly along the southerly line thereof, 15 feet to the easterly line of Chelan Avenue as presently established; thence northerly along said easterly line,
174.08 feet to the true point of beginning; thence easterly along a line parallel with the northerly line of said lot, 129.41 feet; thence northerly, along a line parallel with the westerly line of said lot 43.52 feet to the northerly line of said lot; thence westerly along the northerly line of said lot, 129.33 feet to the easterly line of Chelan Avenue; thence southerly, along said easterly line 43.52 feet to the true point of beginning. TOGETHER WITH that portion of the bacated alley adjacent thereto, AND EXCEPT that portion conveyed to City of Wenatchee by deed recorded under Auditor's File No. 723239, Book 710, page 1512.

Part of Lot 1, Block 23, Suburban Home Addition to Wenatchee, according to the Plat thereof recorded in Volume 1 of Plats, Page 22, records of said county, described as follows: Commence at the most Southerly corner of said lot and run thence easterly along the southerly line thereof for 15 feet to present easterly right-of-way line of Chelan Avenue; thence northerly, parallel with the westerly line of said Lot along said right-of-way line for 130.56 feet to the TRUE POINT OF BEGINNING: thence continue on the same course for 43.52 feet; thence run easterly, parallel with the northerly line of said lot for 149.41 feet; thence south, parallel with the easterly line of said lot for 43.52 feet; thence west, parallel with the Northerly line of said lot for 149.49 feet to the TRUE POINT OF BEGINNING, EXCEPT, that portion conveyed to City of Wenatchee by Deed recorded 12-19-72 under auditor's file No. 725655.

Beginning at a point 15 feet east of the southwest corner of Washington, to wit: Lot 1, Block 23, Suburban Home Addition to Wenatchee, Chelan County, Washington, according to the recorded plat thereof, and running thence northerly, parallel to the east line of Chelan Street, for 43.52 feet; thence Easterly, parallel to the South line of said Lot 1, for 129.65 feet; thence Southerly, parallel to the East line of Chelan Street, for 43.52 feet; thence westerly, parallel to the south line of said Lot 1, for 129.74 feet to the point of beginning; TOGETHER WITH the vacated alley adjoining and adjacent to said premises on easterly side thereof. EXCEPT the Westerly 10 feet thereof deeded to the City of Wenatchee for road purposes by deed recorded September 11, 1972, under Auditor's File No. 722718

THIS DEED is given in fulfillment of a Real Estate Contract of the above described property, dated February 28, 1977, between the parties hereto and is subject to encumbrances placed or suffered on the premises by the purchasers subsequent to said date, and

SUBJECT TO easements and restrictions of record or apparent upon the premises, and SUBJECT to matters relating to water and water rights, and rights of way for necessary facilities for the distribution of water and right of entry for repair and maintenance.

                                EXHIBIT "B"


The westerly 54.25' of Lots 8, 9 and 10, Plat of Keefer's Addition, Chelan County, Washington, according to the Plat thereof recorded in Volume 1 of Plats, page 56, records of said County, and the easterly 13 feet of Chelan Avenue as shown on the Plat of Keefer's Addition to Wenatchee, Chelan County, Washington, according to the Plat thereof, being a strip of land 13 feet lying westerly of and adjacent to Lots 8, 9 and 10, Block 1, in said Addition, EXCEPTING the northerly 20 feet of said strip, a portion adjacent to said Lot 10. Except the north 20 feet of said Lot 10 for Street right of way.

                                EXHIBIT "C"


The easterly 70' of Lots 8, 9 and 10, Plat of Keefer's Addition, Chelan County, Washington, according to the Plat thereof recorded in Volume 1 of Plats, page 56, records of said County, EXCEPT the north 20 feet of said Lot 10 for Street right of way.

                                EXHIBIT "B"

               MUTUAL COVENANTS, RESTRICTIONS, CONDITIONS AND
        RECIPROCAL EASEMENTS OF THE WHITMAN WAY PROFESSIONAL CENTER

     The undersigned parties declare that they have fixed and do hereby grant easements and establish protective restrictions, covenants and conditions, upon certain real property (sometimes hereinafter referred to as "Whitman Way Professional Center") in the City of Wenatchee, County of Chelan, State of Washington, such property being legally described by Exhibit "A" attached hereto and made a part hereof.

     Said parties have fixed and do hereby grant easements and establish protective provisions, covenants, restrictions, and provide for liens and charges (collectively hereinafter referred to as "restrictions") upon and subject to which the leasehold and freehold interests of the parties or any part thereof, shall be held, used, occupied, leased, subleased, assigned, and/or transferred, each and all of which is and are for the mutual benefit of all of such interests in such property and of every portion thereof and of each party hereto and which shall run with each leasehold and freehold interest or part thereof and shall inure to and pass with each such interest and shall apply to and bind the respective successors in interest thereof; and all and each of such restrictions are imposed upon such interests as a mutual, equitable servitude in favor of each such interest and each and every portion thereof. Such easements and restrictions, covenants and conditions are as follows:

                                DEFINITIONS

     Common Areas. All areas within the Whitman Way Professional Center subject to non-exclusive use as hereinafter provided shall be referred to as "common areas". Such areas shall include motor vehicle parking areas, roadways, walkways, and the night light, which are provided for the convenience of permittees. None of the landscaped areas shall be considered a common area.

     Common Expense. Any expense which is to be paid for or reimbursed by a common area charge shall be referred to as a "common expense".

     Owner. Any person, firm, or corporation which owns a fee interest in any parcel or building in the Whitman Way Professional Center, or which holds a vendee's interest therein under a contract of purchase, shall be referred to as "owner".

     Parking Areas. The common areas used for the parking of motor vehicles, including incidental roadways, walkways and loading and delivery areas, situated outside any building, shall be referred to as "parking areas".

     Party. The term "party" shall mean each of the persons executing this instrument, or their respective successors in interest thereof.

     Permittees. All owners, lessees, sublessees and occupants of land and improvements lying within the Whitman Way Professional Center and all employees and other business invitees of such owners, lessees, sublessees and occupants shall be referred to as "permittees".

     Whitman Way Professional Center. The real property legally described by the attached Exhibit "A" shall be referred to as the Whitman Way Professional Center.

                   RESTRICTIONS, COVENANTS AND CONDITIONS

     1. Management Fee. In the event the owners deem it necessary to employ the services of a common area manager, any reasonable fee for such service shall be a common expense and shall constitute a common area charge as provided in section 10 of this agreement.

     2. Landscaping - Adjacent. It shall be the sole responsibility and duty of each owner of a building to maintain and care for in a reasonably husbandlike manner at his own expense, any landscaped areas which lie adjacent to and adjoin any building of the Whitman Way Professional Center owned by him or within said owners parcel.

     3. Refuse. The storage and removal of all garbage and refuse from the Whitman Way Professional Center shall be a common expense and shall constitute a common area charge as provided in section 10 of this agreement. All garbage and refuse must be stored in such a manner that parking on the premises of the Whitman Way Professional Center will not be unreasonably interfered with.

     4. Insurance. Liability insurance shall be maintained by the owners to an extent that it provides reasonably adequate coverage, including coverage for all maintenance services, upon the common areas of the Whitman Way Professional Center. Such insurance shall be a common expense and shall constitute a common area charge as provided in section 10 of this agreement.

     5. Maintenance. The owners shall provide maintenance for the common areas, including maintenance and repair of the blacktop, sidewalks and curbs, sweeping, and any other type of upkeep or repair that shall be necessary. Such maintenance shall be a common expense and shall constitute a common area charge as provided in section 10 of this agreement. The owners shall provide for the removal of snow from all of the walk ways of the Whitman Way Professional Center, whether a common area or otherwise, which shall be a common expense and shall constitute a common area charge as provided in section 10 of this agreement.

     6. Signs - General. All entrance/exit signs or other signs containing information applicable to all of the buildings of the Whitman Way
Professional Center generally, shall be placed and maintained at the expense of the owners as a common expense, and shall constitute a common area charge as provided in section 10 of this agreement.

     7. Signs - Specific. Any sign which is used for the purpose of denoting the specific business or occupancy of any building shall be constructed in a manner, size, quality and of material that is reasonable for such building, and shall be similar to other signs of the Whitman Way Professional Center in like respects. Such signs shall be placed either on the building which it identifies or as near to the building it serves to identify as is practical, or both. The cost of purchasing, placing and maintaining such signs shall not constitute a common expense.

     8. Lights. The lights lighting the common areas shall be maintained in good repair by the owners as a common expense, and shall constitute a common area charge as provided in section 10 of this agreement.

     9. Unobstructed Ingress/Egress. It is agreed by all parties that all roadways providing either ingress or egress for the Whitman Way
Professional Center shall remain open and unobstructed at all times, unless otherwise necessitated due to emergency work or repair upon common areas or utilities.

     10. Common Area Charge. All of the charges which constitute a common area charge shall be totaled each month, and the sum of such total shall be paid by the owners according to their proportional ownership of the total amount of square footage within the buildings constituting the Whitman Way Professional Center, which is as follows:

        OWNER OF BUILDING #1                2820 sq. feet        13%
        OWNER OF BUILDING #2                3108 sq. feet.       14%
        OWNER OF BUILDING #3                2810 sq. feet        13%
        OWNER OF BUILDING #4                3712 sq. feet        17%
        OWNER OF BUILDING #5                9338 sq. feet        43%

     11. Lien for Common Area Charge. Each monthly common area charge shall be a joint and several personal debt and obligation of the owner or owners for which the same are charged as of the time the charge is made and shall be collectible as such. The amount of any common area charge, plus interest at the rate of twelve percent (12%), per annum, and costs, including a reasonable attorney's fee, shall constitute a lien upon the parcel or parcels of the Whitman Way Professional Center owned by such owner, if, after a period of thirty (30) days after such charge has been assessed, it shall remain unpaid. Said lien may be held in the name of any one or more owner of a parcel of the Whitman Way Professional Center.

                             PARKING EASEMENTS

     There are hereby created and established non-exclusive easements upon all of the parking spaces in all of the parking areas of the Whitman Way Professional Center. Such easements provide for the open and non-exclusive use of all of the parking spaces in all of the parking areas of the Whitman Way Professional Center for the purpose of providing parking for the motor vehicles of permittees.

                             UTILITY EASEMENTS

     There are hereby created and established non-exclusive easements upon all of the parcels of the Whitman Way Professional Center for the maintenance, removal, use, and replacement of sewers, water and gas pipes and systems, drainage lines and systems, electric power conduits, wires and systems, telephone conduits, wires and systems, and other public utilities beneath the ground surface of the common areas, provided that in the performance of such work the persons performing such work shall:

     (1) make adequate provision for the safety and convenience of all persons using the surface of such areas;

     (2) replace and repair the areas and facilities to the condition in which they were prior to the performance of such work;

     (3) hold all other parties harmless against claims including costs and attorney's fees arising (?) the performance of such work or use of such easements;

     (4) notify in writing the party upon whose land such work has been performed not less than thirty (30) days prior to commencement of such work; provided, however, that in the event of an emergency, this provision shall be deemed waived and any party may perform necessary work after oral approval by the other party's managing employee on the premises. Such approval shall be confirmed by letter or telegram as soon as possible thereafter. An owner may not unreasonably withhold approval.

                    SEPARATE WATER METERS-PARCELS #1 & 2

     In the event the owners of parcels #1 and #2 of the Whitman Way Professional Center, as described by Exhibits "B" and "C" respectively, determine in writing that it shall be mutually advantageous to provide a separate water meter and service for the building situated on parcel #2, the costs associated with such an undertaking shall be shared equally between the owners of parcels #1 and #2, unless otherwise agreed by them in writing. Until such time as the owners of parcels #1 and #2 agree to provide a separate water meter for parcel #2, all costs associated with water and sewer usage for parcels #1 and #2 shall be shared equally between the owners of such parcels, unless otherwise agreed by them in writing.

                          ADMINISTRATIVE DECISIONS

     All administrative decisions which are to be made by the owners of the Whitman Way Professional Center must be agreed upon by a majority of the building owners after each owner has been informed of the nature of the decision to be made.

                                 AMENDMENTS

     These Mutual Covenants, Restrictions, Conditions and Reciprocal Easements may be amended only by agreement of at least 75% of the owners of the Whitman Way Professional Center. For the purposes of this provision, the owner or owners of each building shall be considered an "owner", and shall be entitled to one vote. Prior to any vote to amend this agreement, all of the owner's must be informed as to the proposed amendment, and consulted in regard to the propriety of such amendment being adopted.

                            ADDITIONAL PROPERTY

     Other properties may be added to the Whitman Way Professional Center by amendment to this agreement. The share of a common area expense to be born by the owners of any property subsequently added to the Whitman Way Professional Center shall be equal to the ratio of the total amount of square footage of all the buildings located on the property to be added to this agreement pursuant to amendment to the total square footage of all of the buildings thereafter comprising the Whitman Way Professional Center.


CUSICK'S, INC.                          SAV-MART INC., the
                                        general partner of Sav-Mart
                                        Associates, a limited Partnership


 /s/                                      /s/
-----------------------------------     --------------------------------------

                                        LONNIE DeCAMP, President


 /s/                                     /s/
-----------------------------------     --------------------------------------
DR. DARYL MILLER                        KATHLEEN MILLER, his wife


STATE OF WASHINGTON                 )
                                    : ss.
COUNTY OF CHELAN                    )

     On this 11th day of February, 1985, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Earl Cusick to me known to be the President of CUSICK'S, INC., the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he is authorized to execute the said instrument and that the seal affixed is the corporate seal of said corporation.

     WITNESS my hand and official seal hereto affixed the day and year first above written.

                                        /s/
                                        --------------------------------------
                                        NOTARY PUBLIC in and for the State
                                        of Washington, residing at
                                        Wenatchee

STATE OF WASHINGTON                 )
                                    : ss.
COUNTY OF CHELAN                    )

     On this 7th day of February, 1985, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Lonnie D. DeCamp to me known to be the __________ President of SAV-MART INC., the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he is authorized to execute the said instrument and that the seal affixed is the corporate seal of said corporation.

     WITNESS my hand and official seal hereto affixed the day and year first above written.


                                        /s/
                                        --------------------------------------
                                        NOTARY PUBLIC in and for the State
                                        of Washington, residing at
                                        E. Wenatchee



STATE OF WASHINGTON           )
                              : ss.
COUNTY OF CHELAN              )

     On this day personally appeared before me DR. DARYL MILLER and KATHLEEN MILLER, husband and wife, to me known to be the individuals described in and who executed the within and foregoing instrument, and acknowledged that they signed the same as their free and voluntary act and deed for the purposes therein mentioned.

     GIVEN under my hand and official seal this 8th day of February, 1984.


                                        /s/
                                        --------------------------------------
                                        NOTARY PUBLIC in and for the State
                                        of Washington, residing at
                                        E. Wenatchee


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